SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2003

INTERSIL CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State or otherjurisdiction of incorporation)	000-29617 (Commission File Number)	59-3590018 (IRS Employer Identification No.)

675 Trade Zone Boulevard, Milpitas, CA	95035
(Address of principal executive offices)	(Zip Code)

(408) 945-1323

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

On the date hereof, Intersil Corporation (the “Company”), filed its Quarterly Report on Form 10-Q for the period ending April 4, 2003 (the “Report”) with the Securities and Exchange Commission. Attached hereto as Exhibits 99.1 and 99.2, are the certifications that accompanied the Report pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, of Richard M. Beyer, Chief Executive Officer of the Company, and Daniel J. Heneghan, Chief Financial Officer of the Company, respectively, that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERSIL CORPORATION

By:	/s/ DANIEL J. HENEGHAN
Daniel J. Heneghan
Vice President, Chief Financial Officer

Date: May 14, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.